Tax Receivable Agreements	6 Months Ended
Jun. 30, 2015
Tax Receivable Agreements
Tax Receivable Agreements

4. Tax Receivable Agreements

In connection with the IPO, on April 15, 2015, the Company entered into Tax Receivable Agreements (“TRAs”) to make payments to the Virtu Post-IPO Members, as defined in Note 13, and the Investor Post-IPO Stockholders, as defined in Note 13, that are generally equal to 85% of the applicable cash tax savings, if any, realized as a result of favorable tax attributes that will be available to the Company as a result of the Reorganization Transactions, exchanges of Virtu Financial interests for Class A common stock or Class B common stock and payments made under the TRAs.

As a result of the exchange of units of Virtu Financial, the Company recorded a deferred tax asset of $161.6 million associated with the increase in tax basis. We expect that future payments to the Virtu Post-IPO Members and the Investor Post-IPO Stockholders in respect of the purchases, the exchanges and the Mergers described in the Registration Statement and Note 15 of the condensed consolidated financial statements of Virtu Financial included herein will aggregate to approximately $184.7 million in the aggregate, ranging from approximately $7.9 million to $13.6 million per year over the next 15 years. Payments will generally occur only after the filing of the U.S. federal and state income tax returns and realized the cash tax savings from the favorable tax attributes. The first payment is due 120 days after the filing of the Company’s tax return for the year ended December 31, 2015, which is due March 15, 2016, but the due date can be extended until September 15, 2016. Future payments under the TRAs in respect of subsequent exchanges would be in addition to these amounts.  The Company recorded a corresponding reduction to paid-in capital for the difference between the TRA liability and the related deferred tax asset. At June 30, 2015, the Company’s remaining deferred tax asset and the payment liability pursuant to the TRAs were approximately $158.9 million and $184.7 million, respectively. The amounts recorded as of June 30, 2015 approximates the current estimate of expected tax savings and are subject to change after the filing of the Company’s U.S. federal and state income tax returns for the year ended December 31, 2015.

For the TRA discussed above, the cash savings realized by the Company are generally computed by comparing the actual income tax liability of the Company to the amount of such taxes the Company would have been required to pay had there been no increase to the tax basis of the assets of Virtu Financial as a result of the purchase or exchange of Virtu Financial units, had there been no tax benefit from the tax basis in the intangible assets of Virtu Financial on the date of the IPO and had there been no tax benefit as a result of the Net Operating Losses (“NOLs”) and other tax attributes at Virtu Financial. Subsequent adjustments of the TRA obligations due to certain events (e.g., changes to the expected realization of NOLs or changes in tax rates) will be recognized within operating expenses in the condensed consolidated statement of comprehensive income.